_________________________________________________

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

February 28, 2003

          GS Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-100818	13-6357101
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Broad Street New York, New York	10004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 902-1000

                                                         None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.1

The Registrant registered issuances of Mortgage Pass-Through Certificates Series 2003-2F on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-100818) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $514,313,304 aggregate principal amount of Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIA-X, Class II-AP, Class IIIA-1, Class A-X, Class B1, Class B2 and Class B3 Certificates (the “Certificates”) on February 28, 2003.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated December 23, 2002, as supplemented by the Prospectus Supplement dated February 26, 2003 (the “Prospectus Supplement”), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the “Trust Agreement”), attached hereto as Exhibit 4.5.1, dated as of February 1, 2003, among GS Mortgage Securities Corp., as depositor and JPMorgan Chase Bank, as Trustee.  The “Certificates” consist of the following classes: Class IA-1, Class IA-2, Class IA-3, Class IA-4, Class IA-5, Class IIA-1, Class IIA-2, Class IIA-3, Class IIA-4, Class IIA-5, Class IIA-6, Class IIA-7, Class IIA-X, Class II-AP, Class IIIA-1, Class A-X, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R Certificates.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”) that consists primarily of a pool of certain conventional, fixed rate, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $517,158,668 as of February 1, 2003, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

1  Capitalized terms used but not otherwise defined herein shall have the same meanings ascribed to them in the Prospectus.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Purchase Agreement, dated as of February 26, 2003, between Goldman, Sachs & Co. and GS Mortgage Securities Corp.

4.5.1

Trust Agreement, dated as of February 1, 2003, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.5.2

Standard Terms to the Trust Agreement (February 2003 Edition)

4.6

Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GS MORTGAGE SECURITIES CORP.

By: /s/ Marvin Kabatznick

      Name: Marvin Kabatznick

      Title:   President/CEO

Dated:  February 28, 2003

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Purchase Agreement, dated as of February 26, 2003, between Goldman, Sachs & Co. and GS Mortgage Securities Corp.

4.5.1

Trust Agreement, dated as of February 1, 2003, between GS Mortgage Securities Corp., as Depositor, and JPMorgan Chase Bank, as Trustee.

4.5.2

Standard Terms to the Trust Agreement (February 2003 Edition)

4.6

Form of Mortgage Pass-Through Certificate (included as part of Exhibit 4.5.1)